UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Retail Properties of America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 08, 2013
Meeting Information
RETAIL PROPERTIES OF AMERICA, INC.	Meeting Type: Annual Meeting
For holders as of: July 26, 2013
	Date: October 08, 2013	Time: 10:00 AM EDT
Location: The Ballantyne Hotel & Lodge
10000 Ballantyne Commons Pkwy
Charlotte, NC 28277

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement 3. Mailing Insert
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 24, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01 06	KENNETH H. BEARD RICHARD P. IMPERIALE	02 07	FRANK A. CATALANO, JR. KENNETH E. MASICK	03 08	PAUL R. GAUVREAU BARBARA A. MURPHY	04 09	GERALD M. GORSKI THOMAS J. SARGEANT	05	STEVEN P. GRIMES

The Board of Directors recommends you vote FOR the following proposal(s):
2	Approval of an advisory resolution on executive compensation.
3	To approve the Third Amended and Restated Independent Director Stock Option and Incentive Plan.
4	Ratification of Deloitte & Touche LLP as RPAI’s independent registered public accounting firm for 2013.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #

IMPORTANT INFORMATION REGARDING VOTING YOUR ACCOUNTS

With the listing of the Class A shares of common stock of Retail Properties of America, Inc. (“RPAI”) on the New York Stock Exchange (“NYSE”), many stockholders have moved shares of RPAI into a brokerage account.

Please be aware that the enclosed proxy card relates only to those shares which you continue to hold directly in your name. If you own any additional shares that are held by a bank or broker, you will receive a separate proxy mailing from your bank or broker relating to the RPAI shares you hold in a brokerage account.

We urge you to sign and return the enclosed proxy card plus any proxy voting forms that you may receive from your bank or broker with respect to RPAI shares held in a brokerage account in order to ensure that ALL of your shares of RPAI will be represented at the 2013 Annual Meeting of Stockholders on October 8, 2013. Your vote is very important. Please promptly mark, sign, date and return the enclosed proxy card in the enclosed envelope or you may vote by telephone or internet by following the instructions shown on the enclosed proxy card. If you have any questions regarding voting your shares, please contact our proxy solicitor, Morrow & Co., LLC at (800) 573-4804. Thank you for your continued support of RPAI.

Retail Properties of America, Inc.  2021 Spring Road, Suite 200  Oak Brook, IL 60523  www.rpai.com